Footer Mask Confidential Information Memorandum SPECIAL NOTICE REGARDING PUBLICLY AVAILABLE INFORMATION THE COMPANY HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS CONFIDENTIAL INFORMATION MEMORANDUM IS EITHER (I) OF A TYPE THAT WOULD BE PUBLICLY AVAILABLE IF THE COMPANY WAS A PUBLIC REPORTING COMPANY OR (II) NOT MATERIAL WITH RESPECT TO THE COMPANY OR ITS SUBSIDIARIES OR ANY OF THEIR RESPECTIVE SECURITIES FOR PURPOSES OF FOREIGN, UNITED STATES FEDERAL AND STATE SECURITIES LAWS. THE RECIPIENT OF THIS CONFIDENTIAL INFORMATION MEMORANDUM HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY AND ITS SUBSIDIARIES OR THEIR RESPECIVE SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A CONFIDENTIAL INFORMATION MEMORANDUM THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE ARRANGERS TAKE ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITIES. PUBLIC INFORMATION $1,435,000,000 Senior Secured Credit Facilities $200,000,000 Revolving Credit Facility $1,235,000,000 First Lien Term Loan Facility Confidential March 2017 Joint Lead Arrangers and Bookrunners Joint Arrangers and Bookrunners Exhibit 99.2

Top Margin Line (align text box with this box) Legal disclaimer This presentation contains certain forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this presentation. Some of the forward‐looking statements can be identified by the use of forward‐looking words. Statements that are not strictly historical in nature, including the words “anticipate,” “may,” “estimate,” “should,” “seek,” “expect,” “plan,” “believe,” “intend,” “will,” “project,” “might,” “could,” “would,” “continue,” “pursue,” and similar words, or the negatives or other variations of those words and comparable terminology, are intended to identify forward‐looking statements. Certain statements regarding the following particularly are forward‐looking in nature: Our business strategy; Future performance, developments, actions, new projects, market forecasts or projections and the outcome of contingencies; and Projected capital expenditures. All forward‐looking statements are based on our management’s current beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward‐looking statements are subject to a number of factors, risks and uncertainties and contingencies, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Although such forward‐looking statements have been prepared in good faith and are based on assumptions believed by the management to be reasonable, there is no assurance or guarantee that the expected results will be achieved. Our actual results may differ materially from the results discussed in forward‐looking statements. We make no representations or warranties as to the accuracy of any such forward-looking statements and we disclaim any obligation to update any forward-looking statements except as required by law. In addition, our discussion will include references to non-GAAP financial measures, including but not limited to EBITDAR, adj. financing EBITDAR, adj. financing EBITDA and recurring free cash flow. Such non-GAAP measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. They are used by management during the strategic review of performance. The results are not necessarily indicative of future performance or the results that would be achieved should the reorganization of Caesars Entertainment Operating Company, Inc., as currently contemplated, be successfully completed. See the Appendix to this presentation for a reconciliation of net income/loss to these non-GAAP measures. This presentation and all information provided or discussed in connection therewith are confidential and being provided to you for informational use solely in connection with your consideration of the financing transaction contemplated herein. Acceptance of these materials constitutes your agreement to hold the information contained herein in strict confidence in accordance with the confidentiality provisions agreed to by you in accepting the invitation to this meeting.

Top Margin Line (align text box with this box) Rule 425 disclaimer (Important additional information) Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CEC and Caesars Acquisition Company (“CAC”), as subsequently amended on February 20, 2017 (as amended, the “Merger Agreement”), among other things, CAC will merge with and into CEC, with CEC as the surviving company (the “Merger”). In connection with the Merger, CEC and CAC filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to stockholders of CEC and CAC. Stockholders are urged to read the registration statement and joint proxy statement/prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com). The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. CEC, CAC and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from CEC and CAC stockholders in favor of the business combination transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CEC and CAC stockholders in connection with the proposed business combination transaction is set forth in the joint proxy statement/prospectus filed with the SEC on March 13, 2017 and the definitive proxy statement filed on March 24, 2016, respectively. You can obtain free copies of these documents from CEC and CAC in the manner set forth above.

2.Executive summary Client Logo Mask

# 2. Executive summary

***The summary below highlights information contained elsewhere in this Memorandum and is qualified in its entirety by the more detailed information and consolidated financial statements and related notes appearing elsewhere in this Memorandum. Adj. EBITDA and Adj. EBITDAR are non-GAAP financial measures including certain adjustments.***

## A. Transaction overview

### Situation overview

**Caesars Entertainment Operating Company, Inc. ("CEOC"), a subsidiary of Caesars Entertainment Corporation ("CEC" or the "Parent", NASDAQ: CZR), is expecting to emerge from Chapter 11 bankruptcy in Q3 2017. A consensual restructuring plan (the "Plan") was approved by all creditor classes in December 2016 and was subsequently approved by the bankruptcy court overseeing the Chapter 11 proceedings in January 2017.(1) Under the Plan, CEOC will be reorganized into two distinct units: (i) an operating entity ("New CEOC", the "Company" or "OpCo") and (ii) a REIT ("PropCo"). New CEOC will operate a diverse portfolio of 28 casinos and resort properties, including 19 domestic properties(2) and nine international properties located in the United Kingdom, South Africa and Uruguay. The Company will also manage seven casinos for third-party owners. New CEOC's properties operate under renowned and respected brands including Caesars, Harrah's and Horseshoe. PropCo will own 18 of the 28 casinos that CEOC operates, including Caesars Palace Las Vegas ("CPLV") and 17 casino properties located throughout U.S. regional gaming markets (the "Regional Properties"). OpCo's initial annual lease payment to PropCo will be $640 million, comprised of $165 million for the lease of CPLV and $475 million for the lease of the Regional Properties.(3)**



Caesars Palace, Las Vegas



Horseshoe, Southern Indiana



Harrah's Cherokee, North Carolina

### Summary of the Credit Facility

**In connection with the Company's exit from bankruptcy, it is seeking to raise a $1,435 million senior secured credit facility ("Credit Facility") comprised of a $200 million revolver ("Revolver") and a $1,235 million first lien term loan ("Term Loan").**

| | Revolver | Term Loan B |
|---|---|---|
| Amount: | $200 million | $1,235 million |
| Pricing: | L + [ ] bps | L + [ ] bps |
| LIBOR floor: | [ ]% | [ ]% |
| Tenor: | 5 years | 7 years |

(1) CEOC originally filed for bankruptcy protection in January 2015.
(2) Includes Harrah's Philadelphia (Chester Downs).
(3) $475 million CPLV lease includes $10 million in golf course fees.

4

Left Margin Line (align text box with this box) B. Pro forma projected capitalization of New CEOC Right Margin Line (align text box with this box) Top Margin Line (align text box with this box) (1)Other debt includes Clark County bonds. (2)Adj. Financing EBITDA(R) excludes Chester Downs and Baluma S.A. See EBITDA(R) reconciliation in Appendix for additional detail. (3)Excludes debt and EBITDA at Chester Downs. (4)Based on total OpCo debt excluding Chester Downs, divided by Adj. financing EBITDA. (5)“2016” calculated as PF interest expense assuming no bankruptcy. “At emergence” calculated as PF interest expense plus rent expense of $640 million in first year following emergence. Debt(3) Gross leverage(3)(4) Fixed charges(5) ($ in billions) ($ in millions) ($16.3) (13.2x) ~($925) ($ in millions) New CEOC at emergence Financial leverage Lease-adj. leverage Capitalization Minimum cash $300 $300 $200 million Revolver (undrawn at close) – – Term Loan 1,235 1,235 Other debt (1) 44 44 Total OpCo debt $1,279 $1,279 Lease adjustment (8x rent expense) – 5,120 Total lease-adjusted debt $1,279 $6,399 Operating statistics 2016 Adj. Financing EBITDAR (2) $1,100 $1,100 Less: rent expense (640) – 2016 Adj. Financing EBITDA (2) $460 $1,100 PF net cash interest expense $51 $51 Plus: rent expense – 640 PF fixed charges $51 $691 Credit statistics Total OpCo debt / 2016 Adj. Financing EBITDA 2.8x NA Net OpCo debt / 2016 Adj. Financing EBITDA 2.1x NA Total lease-adj. debt / 2016 Adj. Financing EBITDAR NA 5.8x Net lease-adj. debt / 2016 Adj. Financing EBITDAR NA 5.5x 2016 Adj. Financing EBITDA(R) / PF fixed charges 9.0x 1.6x

REIT-owned / New CEOC-operated(3) Caesars Palace Las Vegas Harveys Lake Tahoe Harrah’s Lake Tahoe Harrah’s Reno Bally’s Atlantic City Caesars Atlantic City Harrah’s North Kansas City Harrah’s Joliet Harrah’s Metropolis Harrah’s Council Bluffs Horseshoe Council Bluffs Horseshoe Hammond Horseshoe So. Indiana Horseshoe Tunica Tunica Roadhouse Harrah’s Gulf Coast Horseshoe Bossier City Harrah’s Louisiana Downs International operations Alea Glasgow Alea Nottingham The Casino at the Empire Manchester235 Playboy Club London Rendezvous Brighton Rendezvous Southend-on-Sea The Sportsman Emerald Safari Managed Caesars Cairo The London Clubs Cairo-Ramses Caesars Windsor Harrah’s Ak-Chin Harrah’s Cherokee Harrah’s Cherokee Valley River Harrah’s Resort So. California Left Margin Line (align text box with this box) Right Margin Line (align text box with this box) Top Margin Line (align text box with this box) Caesars Entertainment Resort Properties, LLC (CERP) Caesars Growth Partners, LLC (CGP) 100% 100% 100% Flamingo Las Vegas Harrah’s Atlantic City Harrah’s Las Vegas Harrah’s Laughlin Paris Las Vegas Rio All-Suites Hotel & Casino LINQ Promenade and High Roller Octavius Tower at Caesars Palace Bally’s Las Vegas The Cromwell Harrah’s New Orleans Horseshoe Baltimore(2) Planet Hollywood Resort & Casino The LINQ Hotel & Casino Caesars Interactive Entertainment New CEOC (Borrower) 11% 20% 69% Caesars Enterprise Services, LLC (CES) (4) Existing Sponsors Other shareholders 22%(1) 78%(1) New CEC (Nasdaq: CZR) Note:Simplified structure chart does not reflect the intermediate holding companies for each casino property. (1) Ownership structure assumes no conversion of the approximately $1.19 billion of convertible notes to be issued by CEC, post $1 billion buyback of CEC common stock. (2)CGP owns 41% of Horseshoe Baltimore. (3)Harrah’s Philadelphia (Chester Downs) is 99.5% owned by New CEOC, but it is outside of the proposed restricted group and has therefore been excluded from the chart above. (4)CES manages and provides certain corporate and administrative services for the CEOC, CERP and CGP properties. C. Description of the credit facilities See detailed term sheet posted separately to SyndTrak D. Pro forma corporate structure and ownership CEC organizational structure (post-emergence) Post-emergence, New CEOC will be a wholly-owned subsidiary of New CEC, which will be approximately 78% owned by independent shareholders and 22% owned by affiliates of Apollo and TPG (the “Existing Sponsors"). The post-emergence Board of Directors will be comprised of 11 people, 8 of whom will be independent board members.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) E.The CEOC restructuring Overview On January 15, 2015, CEOC and its debtor subsidiaries (the “Debtors”) filed for Chapter 11 in the bankruptcy court. On January 17, 2017, the bankruptcy court issued a confirmation order confirming the terms of the Debtors’ Plan. To effectuate the Plan, certain Debtors will, among other things, convert their prepetition corporate structure into two companies – “OpCo” and “PropCo.” In addition, the Plan calls for the merger of CEC and Caesars Acquisition Company (CAC) (the “Merger”), with the surviving entity referred to as “New CEC”. The primary features of the OpCo / PropCo structure contemplated by the Plan are as follows: OpCo: also referred to as “New CEOC”, OpCo will be CEOC’s successor and a wholly-owned operating subsidiary of New CEC. OpCo will continue to own substantially all operations, gaming licenses, personal property and other related interests of the Debtors upon completion of the Merger and the restructuring. Other than with respect to certain domestic properties and non-gaming fixtures contributed to the a newly created real estate investment trust to be wholly-owned by certain creditors of the Debtors (the “REIT Entity”), OpCo will lease the real property assets and related fixtures owned by PropCo pursuant to two Master Lease Agreements, one relating to the Caesars Palace Las Vegas property and the other relating to the remaining U.S. properties owned by PropCo, and will operate New CEOC’s properties and facilities on an ongoing basis. PropCo: will be a subsidiary of the REIT Entity. Upon completion of the Merger and the restructuring, PropCo will receive, and directly or indirectly own, substantially all of the Debtors’ domestic real property assets and related fixtures. The real property, assets and related fixtures of Caesars Palace Las Vegas will be owned separately by a newly-formed, wholly owned subsidiary of PropCo. CEC will not own any equity interests in PropCo. For a more detailed description of the New CEOC restructuring, please review the Company’s Form S-4 filing dated 3/13/17, which can be downloaded at the following link: https://www.sec.gov/Archives/edgar/data/858339/000119312517079432/d303274ds4.htm

Left Margin Line (align text box with this box) OpCo / PropCo relationship OpCo will initially pay PropCo an annual rental payment of $640 million, comprised of $165 million for the lease of CPLV (the “CPLV lease”) and $475 million for the lease of the Regional Properties (the “Non-CPLV lease”). The term of the leases will each be 15 years with four 5-year renewals. The reorganized Debtors (other than PropCo) will remain part of the overall New CEC enterprise, and New CEC will guarantee OpCo’s payments under the two Master Lease Agreements and the Golf Course Use Agreement. $200mm Revolver $1,235mmFirst Lien Debt Term Loan $44mm Other debt(4) New CEOC(2)(3) (Borrower) $165 mm annual lease payment $475 mm annual lease payment Payment guarantee of all monetary lease obligations REIT Owners(1) Caesars Palace LV Real Estate Regional Properties Real Estate New CEC (NASDAQ: CZR) London Club International and other Managed Properties PropCo Key lease terms(5): Triple Net Lease 35 Year Term (including renewals) Senior Obligation Regional Properties Operations Caesars Palace LV Operations Right Margin Line (align text box with this box) Top Margin Line (align text box with this box) Note: $475 million CPLV lease includes $10 million in golf course fees. (1) Initially comprised of First Lien Note Holders. (2) Joint and several tenant or guarantor of lease obligations. (3) Harrah’s Philadelphia (Chester Downs) is 99.5% owned by New CEOC, but it is outside of the proposed restricted group and has therefore been excluded from the chart above. (4) Other debt includes Clark County bonds. (5) See page 52 for additional lease terms.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) F. Overview of Master Lease terms (preliminary, subject to final negotiations)   Non-CPLV Lease CPLV Lease Initial Term 15 years 15 years Renewals Four 5-year renewals Four 5-year renewals Lease type Triple Net Triple Net Initial Base Rent $465 million $165 million Annual Escalator Greater of 2.0% and Change in CPI Greater of 2.0% and Change in CPI Commencement of Annual Escalator 6th Lease Year; Applied to Base Rent 2nd Lease Year; Applied to Base Rent Timing of Rent Resets 8th and 11th Lease Years 8th and 11th Lease Years Structure Lease Years 1-7: Initial Base Rent, subject to Annual Escalator beginning 6th Lease Year Lease Years 8-10: Base Rent equal to 70% of Rent for 7th Lease Year, subject to Annual Escalator, plus Initial Percentage Rent as defined below 11th Lease Year and Beyond: Base Rent equal to 80% of Rent for 10th Lease Year, subject to Annual Escalator, plus Secondary Percentage Rent as defined below Lease Years 1-7: Initial Base Rent, subject to Annual Escalator beginning 2nd Lease Year 8th Lease Year and Beyond: Base Rent equal to 80% of Rent for 7th Lease Year, subject to Annual Escalator, plus Initial Percentage Rent as defined below Percentage Rent Initial Percentage Rent: 30% of Rent for 7th Lease Year, adjusted up or down by an amount equal to 19.5% of change in Annual Non-CPLV Facilities Net Revenue (From Lease Year 0 to Lease Year 7) Secondary Percentage Rent: 20% of Rent for 10th Lease Year, adjusted up or down by an amount equal to 13.0% of change in Annual Non-CPLV Facilities Net Revenue (From Lease Year 7 to Lease Year 10) Initial Percentage Rent: 20% of Rent for 7th Lease Year, adjusted up or down by an amount equal to 13.0% of change in Annual CPLV Facility Net Revenue (From Lease Year 0 to Lease Year 7) 11th Lease Year Adjustment: Equal to the Initial Percentage Rent, adjusted up or down by an amount equal to 13.0% of change in Annual CPLV Facility Net Revenue (From Lease Year 7 to Lease Year 10) Golf Course Use Agreement $10m Access Payment, subject to Annual Escalator beginning 6th Lease Year N/A Capital expenditure requirement Minimum of $495 million every three years in the aggregate across all properties, with at least $100 million across properties in any given year CEC Lease Guarantee New CEC will guaranty the payment and performance of all monetary obligations of OpCo to PropCo under the Leases New CEC will guaranty the payment and performance of all monetary obligations of OpCo to PropCo under the Lease Note:See Master Lease overview beginning on Page 50 for additional detail.

2016 New CEOC net revenue: $4.7bn Entertainment Other Partnerships Left Margin Line (align text box with this box) New CEOC revenue by vertical New CEOC revenue by geography Right Margin Line (align text box with this box) Top Margin Line (align text box with this box) 2016 New CEOC net revenue: $4.7bn 14% 64% 13% 17% 28% 27% 28% 9% Restaurants G. New CEOC company overview New CEOC provides casino entertainment services and owns, operates or manages 35 gaming and resort properties across 11 states and five countries. As reflected in the chart below, the Company has diversified revenue streams that include hotel, food and beverage and entertainment. Leading assets with significant scale: New CEOC owns or operates premier gaming facilities located across the country, including its flagship property, Caesars Palace, prominently located on the Las Vegas Strip and nine international properties. Industry-leading entertainment and hospitality: New CEOC has a large number of entertainment and hospitality partnerships. Top brands and intellectual property: New CEOC’s global brands and product offerings convey a best-in-class gaming experience. New CEOC’s casino properties operate under the well-known Caesars, Harrah’s and Horseshoe brands. Leading customer loyalty program: New CEOC leverages New CEC’s Total Rewards program, an award-winning customer loyalty program and the largest loyalty program in the casino industry. As of 12/31/16, there were more than 50 million members in the Total Rewards program database.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Business operations New CEOC’s business is comprised of four operational areas that reinforce, cross-promote and build upon each other: casino entertainment, food and beverage, rooms and hotel, and entertainment and other. Casino entertainment operations: New CEOC’s casino entertainment operations include over 32,160 slot machines and 2,030 table games, as well as other games such as keno and video poker, all of which generated approximately 64% of total net revenue in 2016. Food and beverage operations: New CEOC’s food and beverage operations generate revenue from buffets, restaurants, bars, nightclubs and lounges located throughout the Company’s casinos, as well as banquets and room service, and generated approximately 14% of total net revenues in 2016. Many of New CEOC’s properties include several dining options, ranging from upscale dining experiences to moderately-priced restaurants and buffets. Over the past few years, New CEOC has opened a number of “Celebrity Chef” dining venues including: Nobu Restaurant: Located in the Nobu Hotel within Caesars Palace Las Vegas, Nobu restaurant features chef Nobu Matsuhisa's high-end Japanese cuisine Bobby Flay’s Mesa Grill: Located in Caesars Palace Las Vegas, the menu consists of Bobby Flay’s signature style of cuisine Rooms and hotel operations: Rooms and hotel operations comprised 9% of total net revenues in 2016. New CEOC’s properties operate at various price and service points, allowing the Company to host a variety of casino guests who are visiting the properties for gaming and other casino entertainment options and non-casino guests who are visiting the properties for other purposes, such as vacation travel or conventions. Entertainment and other: The entertainment and other segment comprised 13% of New CEOC’s total net revenue in 2016. At Caesars Palace Las Vegas, live entertainment includes performances by Elton John, Celine Dion, Rod Stewart and comedian Jerry Seinfeld. Additionally, the successful launch of Omnia Nightclub in 2015, a three-level venue covering 75,000 square feet, has resulted in higher visitation to the property by younger customers who value nightlife more than gaming (relative to older generations). Total Rewards New CEC’s Total Rewards customer loyalty program enables New CEOC to capture a larger share of its customers’ entertainment spend when they travel among multiple gaming markets, which is core to the Company’s cross-market strategy. Total Rewards members earn points at all Caesars-affiliated properties in the United States and Canada for on-property entertainment expenses, including gaming, hotel, dining and retail shopping. Members may also earn points through the Total Rewards Visa credit card and can redeem points with many of Caesars’ partners, including Starwood Hotels and Resorts and Norwegian Cruise Line. Total Rewards is structured in tiers (designated as Gold, Platinum, Diamond or Seven Stars), each of which offers increasing member benefits and privileges. Member information is used for marketing promotions, including direct mail campaigns, electronic mail, mobile devices, social media, and interactive slot machines.

Regional GGR Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Las Vegas Strip gross gaming revenue (GGR) ($ in millions) ($ in millions) (1)Source: Wells Fargo Equity Research Report: “2017 Domestic Gaming Outlook – When the Rubber Hits the Road.” (2)Source: Las Vegas Convention and Visitors Authority. Las Vegas convention attendance(2) (in thousands) H. Overview of New CEOC’s gaming markets The outlook for the U.S. gaming market is positive due to: (i) the Las Vegas Strip benefitting from strong corporate demand, (ii) continued growth in the locals market driven by improved local economies, (iii) consumer-driven growth in smaller regional markets, (iv) increased consumer optimism post-election and (v) improvements in gaming technology that is driving increased demand. Las Vegas In general, the Las Vegas Strip is benefiting from increasing demand from business travelers and destination leisure customers. Convention business remains strong, comprising 18% of room nights(1). Other regional markets New CEOC operates in nine regional markets, including Lake Tahoe, Reno, Illinois, Indiana, New Jersey, Louisiana, Mississippi, Iowa and Missouri. The following bar chart reflects New CEOC’s market share across the regions where it operates casinos in the U.S.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) I. Management overview Five of the six senior members of the New CEC management team (with asterisks) are new to the Company or are operating in a new position since the Company’s bankruptcy filing in January 2015. As reflected in the bar chart below, since CEOC filed for bankruptcy, the management team has successfully implemented key operational and marketing initiatives that have led to a 42% increase in EBITDA. Mark Frissora President & CEO Joined: 2015 Experience: 38 years 38 years of business experience across all levels of management and functional roles Previously held CEO positions at Tenneco and The Hertz Corporation Former Senior Vice President of Finance and Treasurer at Caesars Prior roles at Merck and Company Eric Hession EVP & CFO Joined: 2002 Experience: 19 years Former President of Operations at Caesars Prior senior management roles at Caesars properties across the U.S. Tom Jenkin Global President Joined: 1975 Experience: 41 years Steven Tight President, International Development Joined: 2011 Experience: 34 years Prior senior management roles at Aquiva Development and the Walt Disney Company Bob Morse President, Hospitality Joined: 2014 Experience: 40 years Prior senior management roles at InterContinental Hotels Group and Noble Investment Group Ruben Sigala EVP & CMO Joined: 2005 Experience: 17 years Former Chief Analytics Officer at Caesars Prior roles at Princess Cruises and consultant at Ernst and Young Les Ottolenghi EVP & CIO Joined: 2016 Experience: 33 years Former Global Chief Information & Innovation Officer for Sands Corporation Tim Donovan EVP, GC, Chief Regulatory & Compliance Officer Joined: 2009 Experience: 36 years Former Senior Vice President at Caesars Prior senior management roles at Republic Services and Tenneco Rolling New CEOC LTM EBITDAR(1) Chapter 11 filing -20% decline +42% recovery $ in millions 2013 2016 2015 2014 * * * * * Note: 2013-2014 restated to be pro-forma for the asset sales. (1)See EBITDA(R) reconciliation in Appendix for further detail.

3.New CEOC credit highlights Client Logo Mask

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Leading regional & destination gaming company with significant scale New CEOC is a leading regional and destination gaming company with a significant presence in core U.S. gaming markets. The Company operates or manages 35 properties globally(1). The Company uses its scale and market leading position, in combination with proprietary marketing technology and customer loyalty growth, to foster revenue growth and encourage repeat business. New CEOC’s properties are market leaders, capturing the #1 or #2 market share in almost every major U.S. gaming market, including Las Vegas and Atlantic City. Furthermore, the Company’s scale and geographic diversity reduce exposure to any single region, thereby providing revenue diversification. Top Margin Line (align text box with this box) 1 Harrah’s Reno Harvey’s Lake Tahoe Harrah’s Lake Tahoe Caesars Palace Las Vegas Harrah’s N. Kansas City Louisiana Downs Horseshoe Bossier City Horseshoe Tunica Tunica Roadhouse Hotel & Casino Harrah’s Gulf Coast Horseshoe Southern Indiana Caesars Atlantic City Bally’s Atlantic City Harrah’s Philadelphia Harrah’s Council Bluffs Horseshoe Council Bluffs Harrah’s Metropolis Harrah’s Joliet Horseshoe Hammond Reno / Lake Tahoe Las Vegas Council Bluffs Kansas City Metropolis Chicago Philadelphia Tunica Shreveport / Bossier City Atlantic City Elizabeth Harrah's Ak-Chin Harrah's Resort Southern California Harrah's Cherokee Harrah's Cherokee Valley River REIT-owned / New CEOC-operated (1) New CEOC-managed (1)The 35 properties include Harrah's Philadelphia (Chester Downs), which is 99.5% owned by New CEOC but is outside of the restricted credit group.

Left Margin Line (align text box with this box) Right Margin Line (align text box with this box) New CEOC benefits from a larger footprint than any other regional gaming company, both in terms of property count as well as total revenue and EBITDA(R), and its properties capture more than their fair share of gaming revenue in 7 of the 10 regions in which they compete. The following bar charts demonstrate Caesars’ dominant size and performance relative to other regional gaming companies. Top Margin Line (align text box with this box) 2016 EBITDA(R) ($ in millions) #1 (2) Source:Public filings. (1)Includes Chester Downs and seven managed properties. (2)Pro forma for Isle of Capri acquisition. Represents LTM period ended 12/31/16 for Eldorado and 1/22/17 for Isle. (3)Pro forma for Meadows acquisition. (4)Excludes Chester Downs and Baluma S.A. See EBITDA(R) reconciliation in Appendix for additional detail. 2016 net revenue # of properties ($ in millions) #1 #1 (2) (2) (1) (4) (3) (3) “Fair Share” 100% New CEOC 2016 fair share by region (3) (1)

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Note:Position count calculated as number of slots plus number of tables assuming 6 positions per table. (1)Excludes Harrah’s Philadelphia (Chester Downs), which is outside of the proposed credit group and will not be a leased property. The size of New CEOC’s casino properties allow them to provide a unique experience to customers. In Las Vegas, Caesars Palace provides an iconic, one-of-a-kind experience defined by enormous structures, exquisite architecture and a variety of experiences ranging from gaming to world class restaurants and shows. In the regional markets, New CEOC’s properties aim to replicate the experience customers associate with Caesars’ world-class brand names. (1) New CEOC Properties Number of properties Hotel Rooms Slots Tables Total positions Las Vegas 1 3,980 1,280 170 2,300 Other Nevada 3 2,180 2,220 160 3,180 Altlantic City 2 2,390 3,640 310 5,500 Chicagoland 2 200 3,660 190 4,800 S. Indiana / Illinois 2 760 2,470 120 3,190 N. Kansas City 1 390 1,330 60 1,690 Iowa 2 250 1,950 90 2,490 Gulf Coast 1 500 770 30 950 Tunica 2 640 1,790 120 2,510 Bossier 2 600 2,410 70 2,830 International properties 9 190 930 250 2,430 Managed properties 7 3,560 9,710 460 12,470 Total 34 15,640 32,160 2,030 44,340 (1)

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Attractive post-emergence projected capitalization and free cash flow The resolution of CEOC’s bankruptcy will significantly improve New CEOC’s free cash flow and credit metrics. The new capital structure will have conservative leverage of 2.8x (gross leverage calculated as total OpCo debt / 2016 Adj. financing EBITDAR) and ample fixed charge coverage. Pro forma for the new capital structure, the Company will generate substantial free cash flow as a result of the lower interest expense and the lack of corporate cash taxes due to taxable losses that will survive the bankruptcy. New CEOC is expected to pay no cash taxes during the first two years of operations. New CEOC expects to incur ~$215 million of capital expenditures per year, in line with the $220 million spent during 2016. Additionally, the PropCo leases require that the Company spend $495 million on capital expenditures every three years, with a minimum of $100 million per year. 2 Debt(1) Gross leverage(1)(2) Fixed charges(3) ($ in billions) ($ in millions) ($16.3) (13.2x) ~($925) FCF / Total debt: 14% ($ in millions) Pro forma free cash flow bridge(4) (5) (1)Does not include Chester Downs. (2)Based on total OpCo debt divided by Adj. financing EBITDA for 2016. (3)“2016” calculated as PF interest expense assuming no bankruptcy. “At emergence” calculated as PF interest expense based on anticipated tenure of CEOC facility and rent expense of $640 million in first year following emergence. (4)Bridge reflects Adj. Financing EBITDAR excludes Chester Downs and Baluma S.A. See EBITDA(R) reconciliation in Appendix for additional detail. (5)Pro forma net cash interest expense and mandatory amortization associated with proposed term loan and Clark County bonds. (6)2016 pro forma free cash flow calculated as Adj. Financing EBITDA for 2016 less capex and debt service. (6) Company does not anticipate having to pay cash taxes during the first two years of operations, post-emergence

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) 2016 EBITDA(R) 2016 Total debt / EBITDA(R) 2016 EBITDAR / Rent versus peers ($ in millions) (3) (1) (2) (2) Revenue breakdown by segment Gaming Food, beverage & hotel Entertainment and other (1)Reflects Adj. Financing EBITDAR. Excludes Chester Downs and Baluma S.A. See EBITDA(R) reconciliation on page 71 for additional detail. (2)Includes impact of Meadows acquisition on annual rent and EBITDAR. (3) Lease-adjusted debt includes total New CEOC corporate debt plus the capitalized annual rent payments to PropCo (capitalized at 8x rent expense). (2) As reflected in the charts below, New CEOC’s capital structure and financial metrics compare favorably to other gaming sector OpCos, including Penn National Gaming and Pinnacle Entertainment. New CEOC benefits from its scale advantage, with a 2016 Adj. Financing EBITDAR of $1,100 million versus $844 million for Penn National and $688 million for Pinnacle. This scale advantage is attributable to New CEOC having more properties, a significant presence on the Las Vegas Strip, a diversified revenue stream with an attractive mix of gaming, lodging and F&B revenue as well as access to the industry-leading Total Rewards loyalty program.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) (1) 2014-2016 FTE count includes New CEOC’s share of CEC employees. Experienced and highly successful management team New CEC has one of the most successful and experienced executive teams in the gaming industry, with over 250 years of collective industry experience. Since the Company filed for Chapter 11 Bankruptcy, the management team’s focus on expense reduction has yielded significant growth in margins across all operating segments. Beginning in 2014, the management team began cost-reduction efforts aimed at streamlining corporate and operating functions without impacting revenues. The management team applied a highly-effective efficiency program with lean Sigma principles to both identify process efficiencies and improve the customer experience. This program consisted of over 1,200 discrete operational initiatives that drove down costs and improved labor productivity. Newly introduced marketing programs reduced enterprise-wide marketing spend. These programs consisted of a targeted approach on complimentary rewards, enhancing overall customer profitability. As displayed in the following charts, these efficiency and cost savings initiatives have delivered record marketing efficiencies that have led to strong margin improvements. New CEOC FTE rationalization(1) New CEOC marketing efficiencies ~2,225 reduction (9%) ~600 bps reduction New CEOC has increasing operating margins across all business lines + 375 bps + 420 bps + 625 bps New CEOC margin growth + 780 bps 3

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Significant capital invested across property base New CEOC’s property portfolio is well-positioned following substantial investments and renovations over the past several years. For example, in 2016 the Company invested $112 million to renovate the Julius Tower (formerly Roman Tower) and Augustus Tower at Caesars Palace. The hotel rooms were upgraded and modernized with new interiors, upgraded furnishings and new bathroom fixtures. Refreshing hotel room product, particularly at Caesars Palace Las Vegas, is a high-return, low-risk use of capital. Similar renovations were also completed at the Forum Tower (formerly the Temple Tower) at Caesars Atlantic City. Room and F&B renovations have led to significant improvements in cash ADR. Since these renovation projects started, Caesars’ ADR growth at its Las Vegas Strip properties has outpaced the industry. The introduction of resort fees has also led to a material improvement in Cash ADR because almost 100% of the resort fee flows through to EBITDA. 4 New CEOC hotel renovation and F&B refresh capex Strong RevPAR(1) growth at New CEOC since 2014 Q1 Q4 Q3 Q2 $128 $140 $149 $143 $129 $145 $155 $135 $133 $120 ($ in millions) $97 $108 (1)RevPAR calculated by multiplying cash ADR by occupancy rate. Select expansion projects Completion year Investment Opening of Bacchanal Buffet at Caesars Palace Las Vegas 2012 $17 million Opening of Nobu Tower & Restaurant 2013 $36 million Harrah's Council Bluffs and Harrah's Metropolis land-based move 2013 $16 million Major renovation of Roman and Augustus Towers at Caesars Palace Las Vegas 2016 $112 million Renovation of Temple Tower at Caesars Atlantic City and rebranding to Forum Tower 2016 $15 million Renovation of hotel rooms at Horseshoe Tunica and Harrah's Gulf Coast 2016 $17 million

Left Margin Line (align text box with this box) Right Margin Line (align text box with this box) Top Margin Line (align text box with this box) (1)Represents rooms renovated since 2015. ~11,160 total hotel rooms across New CEOC. (2)2013 and 2014 include corporate capital expenditures that were moved out of CEOC following the formation of CES. Caesars Palace $112mm Horseshoe Tunica & Harrah’s Gulf Coast ~$17mm Select New CEOC property refresh % of cumulative New CEOC hotel room renovations(1) New CEOC capital expenditures: Regional vs. Caesars Palace (52%) (48%) ($ in millions, % of total annual capex) (37%) (63%) (16%) (84%) (12%) (88%) (2) (2) Of the ~11,160 total hotel rooms across New CEOC’s property portfolio, 27% have been renovated since 2014 and 41% will have been renovated by the end of 2017. Capital investments have not been limited to Las Vegas. New CEOC has also invested significant capital across its regional properties over the past four years, including the 2013 Harrah’s Council Bluffs and Harrah’s Metropolis land-based move as well as the 2016 renovation and rebranding of the Forum Tower (formerly Temple Tower) at Caesars Atlantic City.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Customer loyalty driven by the powerful Total Rewards program New CEC operates the industry’s largest and most widely recognized customer recognition and loyalty program, called Total Rewards. The Total Rewards program enables New CEC to effectively target its marketing expenditures on customers who are most likely to deliver a high return on investment. Over half of CEC revenues are generated from Total Rewards members. The Total Rewards program has been a key factor enabling New CEOC to capture more than its fair share of gaming revenues in most markets. Additionally, the value of the Caesars and Horseshoe brands are demonstrated by their outsized fair share. Top Margin Line (align text box with this box) 5 Benefit from participating in Total Rewards network Total Rewards’ “network effect” can have powerful impacts on property performance ~53% of revenues from Total Rewards members Focus on high-value customers driving growth in VIP and VVIP segments of the database CEC’s active Total Rewards members spend growth (2016 vs. 2015) “Fair” Share” 100% Enterprise-wide PR and advertising enables New CEOC to achieve +100% fair share Note: Fair share defined as New CEOC GGR as a % of total market GGR divided by New CEOC gaming unit count as a % of total market gaming unit count. Las Vegas, Atlantic City, Tunica, Tahoe / Reno fair share calculated using net GGR. (1)Casino represents all rated players. (1)

4.Company overview Client Logo Mask

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) 4.Company overview Caesars Entertainment Corporation (CEC, pre-emergence; New CEC, post-emergence) CEC is one of the largest global gaming and hospitality companies, with a world-class portfolio of properties offering gaming, lodging, entertainment, food and beverage, convention space and retail. In addition to its brick and mortar assets, CEC, through certain of its subsidiaries, operates an online gaming business that provides real money games in certain jurisdictions. As of December 31, 2016, through its consolidated entities, CEC owned and operated 12 casinos in the United States, with over one million square feet of gaming space and over 24,000 hotel rooms. Post emergence, New CEC (the surviving entity of CEC) will primarily be a holding company with no independent operations of its own, and will operate the Caesars business through the following entities New CEOC: New CEOC will lease and operate 18 casinos in the United States(1), own and operate one casino in the United States and nine internationally, most of which will be located in the United Kingdom, and manage seven casinos owned by unrelated third parties. CERP: CERP will own six casinos in the United States and The LINQ promenade, as well as lease the Octavius Tower at Caesars Palace Las Vegas (“Octavius Tower”) to New CEOC and gaming space at The LINQ promenade to CGP. CGP: CGP will own six casinos in the United States and, through its indirect subsidiary Caesars Interactive Entertainment, LLC (“CIE”), will own and operate a regulated online real money gaming business and own the World Series of Poker (“WSOP”) tournaments and brand. On September 23, 2016, CIE sold its social and mobile games business (the “SMG Business”) as it existed at that time, including Playtika, Ltd., to Alpha Frontier Limited for approximately $4.4 billion in cash. CES: CES will continue to be a joint venture by and among CERP, New CEOC and Caesars Growth Properties Holdings, LLC (“CGPH”), an indirect subsidiary of CGP, that will provide certain corporate, administrative and management services for their casino properties and related entities. New CEOC will continue to operate in a form substantially similar to what exists today. Despite sitting under different corporate entities, New CEOC, CERP and CGP all operate casino properties under the strategic direction of CEC corporate. New CEC will continue to act as the corporate parent, providing professional oversight and governance and setting overall financial policy and strategy. Additionally, CES will continue to provide New CEOC with centralized back-office support across the Caesars Palace Las Vegas and other Regional Properties. As noted above, the primary difference will be the division of CEOC into two separate operating entities: OpCo (the New CEOC) and PropCo. This division will not impact the day-to-day operations of the firm, other than requiring that New CEOC pay PropCo an initial annual lease of $640 million (subject to escalation in future periods). (1)Excludes Harrah’s Philadelphia (Chester Downs).

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Pre-emergence corporate structure As part of the restructuring / bankruptcy emergence plan the Stockholders of CEC and CAC must approve the CAC/CEC merger and CEOC must be restructured into a OpCo (the New CEOC) and PropCo structure. This will primarily require that each of OpCo and PropCo are able to finalize their required financing and the PropCo receive licensing approval for each of the REIT entities and certain REIT officers. Post-emergence corporate structure Following emergence, the corporate structure is to be simplified with CGP, New CEOC and CERP all representing wholly-owned subsidiaries of CEC. Each entity will operate as it does today, with CEC providing oversight as the corporate parent. CGP, New CEOC and CERP will each have independent capital structures. CEC & CAC merger Caesars Growth Partners, LLC (CGP) Caesars Entertainment Resort Properties, LLC (CERP) Caesars Entertainment Operating Company, Inc. (CEOC) 100% 89% 61% 39% (100% Voting Interest) (0% Voting Interest) 1 Caesars Acquisition Company (CAC) (Nasdaq: CACQ) Caesars Entertainment Corporation (CEC) (Nasdaq: CZR) (1) Caesars Growth Partners, LLC (CGP) Caesars Entertainment Resort Properties, LLC (CERP) Caesars Entertainment Operating Company, LLC (New CEOC) 100% Caesars Entertainment Corporation (New CEC) (Nasdaq: CZR) 100% 100% Note: Simplified structure chart does not reflect the intermediate holding companies for each casino property. (1) Remaining 11% owned by employees and third party investors. CEOC split into OpCo & PropCo structure 2

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) New CEOC properties Owned / Operated properties Post-emergence, New CEOC will lease and operate 18 casinos in the United States(1), own and operate 1 casino in the United States and 9 internationally, most of which will be located in the United Kingdom. The diverse property base has limited overlap in any single market, helping to avoid brand dilution and increase the value of the Total Rewards loyalty program. (1)Excludes Harrah’s Philadelphia (Chester Downs), which is outside of the proposed credit group and will not be a leased property. (1) Property Location Casino Space (Sq. Ft.) Slot Machines Table Games Hotel Rooms and Suites 1 Bally’s Atlantic City Atlantic City, NJ 121,600 1,790 170 1,250 2 Caesars Atlantic City Atlantic City, NJ 115,200 1,850 140 1,140 3 Caesars Palace Las Vegas Las Vegas, NV 124,200 1,280 170 3,980 4 Harrah’s Gulf Coast Biloxi, MS 31,400 770 30 500 5 Harrah’s Council Bluffs Council Bluffs, IA 25,000 560 20 250 6 Harrah’s Joliet Joliet, IL 39,000 1,100 40 200 7 Harrah’s Lake Tahoe Lake Tahoe, NV 45,100 830 70 510 8 Harrah’s Metropolis Metropolis, IL 23,700 830 20 260 9 Harrah’s North Kansas City N. Kansas City, MO 60,100 1,330 60 390 10 Harrah’s Reno Reno, NV 40,200 640 30 930 11 Harveys Lake Tahoe Lake Tahoe, NV 44,200 750 60 740 12 Horseshoe Bossier City Bossier City, LA 28,100 1,370 70 600 13 Horseshoe Council Bluffs Council Bluffs, IA 78,800 1,390 70 — 14 Horseshoe Hammond Hammond, IN 121,500 2,560 150 — 15 Horseshoe Southern Indiana Elizabeth, IN 86,600 1,640 100 500 16 Horseshoe Tunica Tunica, MS 63,000 1,100 100 510 17 Louisiana Downs Bossier City, LA 12,000 1,040 0 — 18 Tunica Roadhouse Tunica, MS 33,000 690 20 130 Total US properties 1,092,700 21,520 1,320 11,890 1 Alea Glasgow United Kingdom 15,000 50 30 — 2 Alea Nottingham United Kingdom 10,000 50 30 — 3 The Casino at the Empire United Kingdom 20,900 110 40 — 4 Emerald Safari South Africa 37,700 520 30 190 5 Manchester235 United Kingdom 11,500 50 40 — 6 Playboy Club London United Kingdom 6,200 20 20 — 7 Rendezvous Brighton United Kingdom 7,800 50 20 — 8 Rendezvous Southend-on-Sea United Kingdom 8,600 40 20 — 9 The Sportsman United Kingdom 5,200 40 20 — Total International properties 122,900 930 250 190 US properties (REIT owned / New CEOC operated) International properties (New CEOC owned & operated) Property Location Casino Space (Sq. Ft.) Slot Machines Table Games Hotel Rooms and Suites US properties (REIT owned / New CEOC operated) 1 Bally’s Atlantic City Atlantic City, NJ 121600 1790 170 1250 2 Caesars Atlantic City Atlantic City, NJ 115200 1850 140 1140 3 Caesars Palace Las Vegas Las Vegas, NV 124200 1280 170 3980 4 Harrah’s Gulf Coast Biloxi, MS 31400 770 30 500 5 Harrah’s Council Bluffs Council Bluffs, IA 25000 560 20 250 6 Harrah’s Joliet Joliet, IL 39000 1100 40 200 7 Harrah’s Lake Tahoe Lake Tahoe, NV 45100 830 70 510 8 Harrah’s Metropolis Metropolis, IL 23700 830 20 260 9 Harrah’s North Kansas City N. Kansas City, MO 60100 1330 60 390 10 Harrah’s Reno Reno, NV 40200 640 30 930 11 Harveys Lake Tahoe Lake Tahoe, NV 44200 750 60 740 12 Horseshoe Bossier City Bossier City, LA 28100 1370 70 600 13 Horseshoe Council Bluffs Council Bluffs, IA 78800 1390 70 — 14 Horseshoe Hammond Hammond, IN 121500 2560 150 — 15 Horseshoe Southern Indiana Elizabeth, IN 86600 1640 100 500 16 Horseshoe Tunica Tunica, MS 63000 1100 100 510 17 Louisiana Downs Bossier City, LA 12000 1040 0 — 18 Tunica Roadhouse Tunica, MS 33000 690 20 130 Total US properties 1092700 21520 1320 11890 International properties (New CEOC owned & operated) 1 Alea Glasgow United Kingdom 15000 50 30 — 2 Alea Nottingham United Kingdom 10000 50 30 — 3 The Casino at the Empire United Kingdom 20900 110 40 — 4 Emerald Safari South Africa 37700 520 30 190 5 Manchester235 United Kingdom 11500 50 40 — 6 Playboy Club London United Kingdom 6200 20 20 — 7 Rendezvous Brighton United Kingdom 7800 50 20 — 8 Rendezvous Southend-on-Sea United Kingdom 8600 40 20 — 9 The Sportsman United Kingdom 5200 40 20 — Total International properties 122900 930 250 190

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Managed properties In addition to its owned and affiliated operations (through PropCo), New CEOC also manages seven properties on behalf of third-party owners. New CEOC earns a management fee for managing these properties, and the management fee is typically structured as a percentage of net revenue and a percentage of EBITDAM (EBITDA before management fees). Going forward, the Company intends to continue expanding its “managed” operations, which provide an asset-light means to extend the Total Rewards loyalty program into new or underpenetrated markets. Once a property is plugged into the Total Rewards network, the Company has been able to drive both regional and Las Vegas uplift. Property Location Casino Space (Sq. Ft.) Slot Machines Table Games Hotel Rooms and Suites 1 Caesars Cairo Egypt 5,500 30 20 — 2 Caesars Windsor Ontario, Canada 100,000 2,260 90 760 3 Harrah’s Ak - Chin Phoenix, AZ 38,800 1,100 30 300 4 Harrah’s Cherokee Cherokee, NC 176,800 3,560 160 1,110 5 Harrah’s Cherokee Valley River Cherokee, NC 65,000 1,030 70 300 6 Harrah’s Resort Southern California San Diego, CA 72,900 1,680 70 1,090 7 The London Clubs Cairo-Ramses Egypt 2,700 50 20 — Total Managed properties 461,700 9,710 460 3,560 New CEOC managed

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Caesars Enterprise Services, LLC (“CES”) Shared services and licensing agreements Shared services arrangement CES provides certain corporate and administrative shared services for the New CEOC, CGPH and CERP casino properties, including: finance, accounting, IT and corporate HR New CEOC, CGPH and CERP each pay their “fair share” of shared costs and capital expenditures related to shared services and provide oversight on the use of shared corporate funds and assets Licensed assets & agreements CES will own the major IP assets that are used system-wide throughout Caesars Entertainment New CEOC will continue to own certain other IP assets including certain trademarks and proprietary data that are used exclusively by OpCo and are not used by other Caesars entities Caesars Entertainment Operating Company, LLC. (New CEOC) Caesars Growth Properties Holdings, LLC (CGPH) Caesars Entertainment Resort Properties, LLC (CERP) Houses license to Total Rewards, intellectual property & other enterprise assets Caesars Enterprise Services, LLC (CES) Overview of CES arrangement

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Intellectual property The development of intellectual property is part of CEC’s overall business strategy and CEC regards its intellectual property to be an important element of its success. New CEC will own or have from CEC the right to use proprietary rights to a number of trademarks that are considered to be, along with the associated name recognition, valuable to the business, including the following: New CEOC’s marks include Caesars, Harrah’s, Horseshoe, Bally’s, and Total Rewards license from CES; CERP’s marks include Rio, Flamingo, and Paris; CIE’s marks include World Series of Poker; and CGP holds a license for the Planet Hollywood mark used in connection with the Planet Hollywood Resort & Casino in Las Vegas (“Planet Hollywood”). The members of CES entered into an Omnibus License and Enterprise Services Agreement (the “Omnibus Agreement”) in May 2014, which granted various licenses to the members through CES and allowed the members to continue to use the intellectual property each of the properties owned or managed by the members used in their associated businesses, including Total Rewards.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) The CEC restructuring The following table sets forth the estimated sources and uses of cash for CEC in connection with the Plan, which, for accounting and financial reporting purposes, assumes the effective time (the “Plan Effective Time”) of the Plan is August 31, 2017. (1)This includes all cash expected to be remaining at CIE after the sale of the social and mobile games business (the “SMG Business”), less (i) $260 million of cash held in escrow related to the sale, approximately $196 million of which is expected to be released to New CEC in September 2017, subject to certain conditions and any indemnity claims made by the buyers of the SMG Business, and (ii) $15 million of minimum cash. (2)Reflects cash proceeds from the settlement of certain claims under director and officer insurance policies. (3)Assumes remaining funding requirements are funded using cash held at CEOC and CGP. (4)Includes the (i) $925 million CEC Cash Contribution under the Plan, net of $94 million of forbearance fees already paid prior to the Plan Effective Time, (ii) $801 million Bank Guaranty Settlement, net of $61 million for an upfront payment paid prior to the Plan Effective Time, (iii) $140 million of ticking fees, which consists of $60 million to be paid for the Additional CEC Bank Consideration and $80 million to be paid for the Additional CEC Bond Consideration and (iv) $2,006 million of other cash distributions to CEOC creditors pursuant to the Plan. Does not include cash to CEOC creditors from the issuance of marketed debt for Caesars Palace Las Vegas (the “CPLV Market Debt”) or issuance of preferred equity of PropCo (the “PropCo Preferred Equity”), in each case, pursuant to the Plan. (5)May be increased to $1,200 million depending on the elections of certain creditors of the Debtors and an evaluation of the potential tax consequences of the buyback. (6)Represents cash from CEOC that will be transferred to PropCo to fund PropCo at the Plan Effective Time. (7)Includes estimates for financing fees and professional fees related to the CPLV Market Debt and New CEOC Debt, backstop fees related to the PropCo Preferred Equity, professional fees for financial advisors related to the Restructuring and Merger, and other fees due pursuant to the RSAs. CEC sources and uses of funds ($ in millions) Sources Amount Uses Amount CIE cash (1) $2,950 Cash to CEOC creditors (4) $3,719 CEC insurance proceeds (2) 126 Purchase of New CEOC Equity 700 New CEOC debt proceeds 1,235 CEC common equity buyback (5) 1,000 CEOC and CGP cash (3) 1,353 Capitalization of PropCo (6) 45 Financing, professional and other fees (7) 200 Total sources of funds $5,664 Total uses of funds $5,664

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) CEC Convertible Notes At the Plan Effective Time, CEC will issue approximately $1.1 billion of 5.00% Convertible Senior Notes due 2024 (the “Convertible Notes”) to the Debtors, and the Debtors will distribute the Convertible Notes pursuant to the terms of the Plan to the holders of non-first lien claims. The Convertible Notes will accrue interest at 5.00% per annum and mature in 2024. The Convertible Notes will be convertible at the option of holders into a number of shares of CEC common stock that, were they issued at the Plan Effective Time, would represent approximately 17.9% of the CEC shares outstanding at the Plan Effective Time, assuming completion of $1.0 billion of the CEC common equity buyback. The Convertible Notes will be subject to conversion at the option of CEC following the third anniversary of the issuance of the Convertible Notes if the last reported sale price of CEC common stock equals or exceeds 140% of the conversion price for the Convertible Notes in effect on each of at least 20 trading days during any 30 consecutive trading day period. CEC will not have any other redemption rights. If CEC undergoes a Fundamental Change (as defined in the indenture governing the Convertible Notes), holders may require CEC to purchase for cash all or part of their Convertible Notes at a purchase price equal to 100% of the principal amount of the Convertible Notes to be purchased, plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change purchase date. In addition, if certain make-whole fundamental changes occur, CEC will, in certain circumstances, increase the conversion rate for any Convertible Notes converted in connection with such make-whole fundamental change. The Convertible Notes will be senior unsecured obligations of CEC and rank equally and ratably in right of payment with all existing and future senior unsecured obligations and senior to all future subordinated indebtedness. The Convertible Notes will not be guaranteed. The indenture that will govern the Convertible Notes will have covenants that limit CEC’s and its restricted subsidiaries’ ability to, among other things: (1) incur additional debt or issue certain stock; (2) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments, including certain investments; (3) put any restriction on the ability of restricted subsidiaries to pay dividends, make loans or sell assets to CEC or its restricted subsidiaries; (4) sell certain assets; (5) create liens on certain assets to secure debt; (6) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and (7) enter into certain transactions with their affiliates. These covenants will be subject to a number of important limitations and exceptions outlined in the indenture. The indenture will also provide for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all of the then outstanding Convertible Notes to be due and payable immediately. The terms of the Convertible Notes must be in the form and substance reasonably acceptable to CEOC’s major creditor groups.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) C.Master Lease Agreements and CEC Guarantee, Golf Course Use Agreement At the Plan Effective Time, OpCo (and/or its applicable subsidiaries) (as tenant under a Master Lease Agreement, “OpCo Tenant”) and PropCo (and/or its applicable subsidiaries) (as landlord under a Master Lease Agreement, “PropCo Landlord”) will enter into the Master Lease Agreements, and the Master Lease Agreements will become effective in accordance with their terms and the Plan. There will be at least two separate Master Lease Agreements, each between OpCo Tenant and PropCo Landlord: one lease relating to the Caesars Palace Las Vegas property (the “CPLV Master Lease”), and the other lease(s) (the “Non-CPLV Master Lease”) relating to the remaining U.S. properties owned by PropCo (initially comprised of 17 gaming facilities operated in eight states, a racetrack facility in Kentucky, miscellaneous properties in Las Vegas, Nevada and, upon the approval of the Bankruptcy Court, generally all other real property owned by CEOC as of the Plan Effective Time, other than the Golf Course properties). The term “Facility” refers to each single operating asset/business unit property leased under the Master Lease Agreements (i.e., Caesars Palace Las Vegas under the CPLV Master Lease, and/or each of the various casinos leased under the Non-CPLV Master Lease). The payment of all monetary obligations of each OpCo Tenant under its Master Lease Agreement will be guaranteed by CEC under the terms of a MLSA. Each Master Lease Agreement will have a 15 year initial term and four renewal terms of five years each exercisable by OpCo Tenant (at its option), provided there are no uncured defaults by OpCo Tenant under such Master Lease Agreement. Each Master Lease Agreement will be structured as a “triple-net” lease, in that OpCo Tenant is responsible for all operating costs associated with the respective covered Facilities, including the payment of taxes, insurance and all repairs, and providing indemnities to PropCo Landlord against liabilities associated with the operations of each such Facility. OpCo will be required to make capital expenditures satisfying certain minimum spending requirements as set forth in the Master Lease Agreements. Generally, PropCo’s sale of any Facility is conditioned upon an OpCo Tenant entering into a new lease with such new property owner on terms substantially similar to the applicable Master Lease Agreement, with prorated rent and capital expenditure obligations (and corresponding reductions under the applicable Master Lease Agreement from which such Facility is being sold). However, PropCo Landlord may sell certain specified parcels of land not associated with (or otherwise not necessary for the operation of) a Facility to third parties without a new lease (or any reduction of rent or capital expenditure obligations under the applicable Master Lease Agreement from which such land is being sold). Generally, direct and indirect changes in control of OpCo Tenant are restricted without the PropCo Landlord’s consent, but transfers of stock on a nationally-recognized exchange are permitted and certain direct and indirect permitted transfers conditioned on no change in control of CEC are permitted without PropCo Landlord’s consent. A default under the Non-CPLV Master Lease will not be a default under the CPLV Master Lease. A default under the CPLV Master Lease will be a default under the Non-CPLV Master Lease, but only through the maturity date of the CPLV Market Debt (and thereafter the Master Lease Agreements shall not be cross-defaulted). OpCo Tenant will grant PropCo Landlord a first priority security interest in the personal property of OpCo tenant located at each facility or needed to operate such facility consistent with current practice. PropCo Landlord may not foreclose on its lien on such personal property unless the applicable Master Lease Agreement is being terminated and no replacement tenant has assumed such Master Lease Agreement in accordance with its terms.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Each Master Lease Agreement provides for fixed rent during an initial term, then a rent consisting of both base rent and variable percentage rent elements. The CPLV Master Lease provides for annual fixed rent of $165 million for the first seven lease years, subject to escalation beginning in the 2nd lease year equal to the greater of 2% and the Consumer Price Index (the “Escalator”). Beginning in the 8th lease year, the base rent (“CPLV Base Rent”) will initially equal 80% of the preceding year’s rent (and thereafter be increased annually by the Escalator for the remainder of the initial term), and percentage rent (“CPLV Percentage Rent”) will begin to be due, calculated as follows: In year 8, a fixed annual amount equal to 20% of the rent of the 7th lease year adjusted upwards or downwards by the product of 13% and the amount by which the net revenue generated by the Caesars Palace Las Vegas property in the 7th lease year increased or decreased from the net revenue for the year preceding the initial lease year of the initial term. The CPLV Percentage Rent will then remain unchanged during the 9th and 10th lease years. The CPLV Percentage Rent will be adjusted in year 11 either upward or downward in proportion to the comparison of net revenue from the 10th lease year versus net revenue from the 7th lease year. The CPLV Percentage Rent will then again remain unchanged for the remainder of the initial term. At the commencement of each renewal term, (a) the CPLV Base Rent will initially be adjusted to fair market value rent (provided it will be no lower than the prior year’s CPLV Base Rent and no greater than 110% of the prior year’s CPLV Base Rent), and thereafter be increased annually by the Escalator, and (b) the CPLV Percentage Rent will be adjusted either upward or downward, in proportion to the comparison of net revenue from the prior year versus net revenue from the year preceding the last time the CPLV Percentage Rent was adjusted, and then again remain unchanged for the remainder of such renewal term. The Non-CPLV Master Lease provides for annual fixed rent of $465 million for the first seven lease years, subject to escalation beginning in the 6th lease year equal to the Escalator. Beginning in the 8th lease year, the base rent (“Non-CPLV Base Rent”) will begin to be due, calculated as follows: the Non-CPLV Base Rent for lease years 8 through 10 will be equal in year 8 to 70% of the total rent for the 7th lease year, then increased annually by the Escalator during years 9 and 10. The Non-CPLV Base Rent for lease year 11 will be equal to 80% of the total rent for the 10th lease year, then increased annually by the Escalator for the remainder of the initial term. Also beginning in the 8th lease year, percentage rent (“Non-CPLV Percentage Rent”) will begin to be due, calculated as follows: In year 8, a fixed annual amount equal to 30% of the rent of the 7th lease year adjusted upwards or downwards by the product of 19.5% and the amount by which the net revenue generated by the Non-CPLV Facilities in the 7th lease year increased or decreased from the net revenue for the year preceding the initial lease year of the initial term. The Non-CPLV Percentage Rent will then remain unchanged during the 9th and 10th lease years. In year 11, the Non-CPLV Percentage Rent will be a fixed annual amount equal to 20% of the rent of the 10th lease year adjusted upwards or downwards by the product of 13% and the amount by which the net revenue generated by the Non-CPLV Facilities in the 10th lease year increased or decreased from the net revenue for the 7th lease year. The Non-CPLV Percentage Rent will then again remain unchanged for the remainder of the initial term. At the commencement of each renewal term, (a) the Non-CPLV Base Rent will initially be adjusted to fair market value rent (provided it will be no lower than the prior year’s Non-CPLV Base Rent and no greater than 110% of the prior year’s Non-CPLV Base Rent), and thereafter be increased annually by the Escalator, and (b) the Non-CPLV Percentage Rent will be adjusted either upward or downward in proportion to the comparison of net revenue from the prior year versus net revenue from the year preceding the last time the Non-CPLV Percentage Rent was adjusted, and then again remain unchanged for the remainder of such renewal term. Concurrently with execution of the Master Lease Agreements, (1) certain golf course properties (the “Golf Course Properties”) will be transferred to a direct, wholly-owned taxable REIT subsidiary (“Golf TRS”) of PropCo’s general partner, and (2) New CEOC and Golf TRS will enter into a golf course use agreement (the “Golf Course Use Agreement”) pursuant to which New CEOC will pay to Golf TRS (i) an annual payment in the amount of $10 million subject to escalation in the 6th lease year equal to the Escalator, and (ii) per-round fees. The Golf Course Use Agreement will be coterminous, and cross defaulted, with the Non-CPLV Master Lease. The payment of all monetary obligations of New CEOC (and/or its applicable subsidiaries) to PropCo landlord under the Golf Course Use Agreement will be guaranteed by CEC under the terms of the Non-CPLV MLSA.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) D.Summary Master Lease Structures Term 15 year initial lease term, with four (4) five-year extension periods (at New CEOC’s option) Rent $640 million in year one, comprised of: $465 million Non-CPLV $165 million CPLV $10 million Membership fee Escalator Capex requirement $495 million every three years across all properties; at least $100 million annually Guarantee CEC will guarantee the payment and performance of all monetary obligations of OpCo to PropCo Landlord under the leases Non-CPLV Lease:(1) Lease years 1-7: Base rent: $465 million per year; escalator starting in year 6 Escalator equals the greater of 2% and CPI Variable rent: None Lease years 8-10: Base rent: 70% of year 7 base rent plus escalator Variable rent: 30% of year 7 base rent, plus or minus 19.5% of the difference between net revenues in year 7 and year 1 Lease years 11-15: Base rent: Base rent in the prior lease year plus escalator Variable rent: Variable Rent amount for years 8-10, plus or minus 13% of the difference between net revenues in year 10 and year 7 CPLV Lease:(2) Lease years 1-7: Base Rent: $165 million per year; escalator beginning in year 2 Escalator equals the greater of 2% and CPI Variable Rent: None Lease years 8-10: Base Rent: 80% of year 7 base rent plus escalator Variable Rent: 20% of year 7 base rent, plus or minus 13% of the difference between net revenues in year 7 and year 1 Lease years 11-15: Base Rent: Base rent in the prior lease year plus escalator Variable Rent: Variable rent amount for years 8-10, plus or minus 13% of the difference between net revenues in year 10 and year 7 (1)Properties subject to Non-CPLV lease (17 properties): Harveys Lake Tahoe, Harrah’s Lake Tahoe, Harrah’s Reno, Bally’s Atlantic City, Caesars Atlantic City, Harrah’s North Kansas City, Harrah’s Joliet, Harrah’s Metropolis, Harrah’s Council Bluffs, Horseshoe Council Bluffs, Horseshoe Hammond, Horseshoe So. Indiana, Horseshoe Tunica, Tunica Roadhouse, Harrah’s Gulf Coast, Horseshoe Bossier City and Harrah’s Louisiana Downs. (2)Properties subject to Non-CPLV lease (1 property): Caesars Palace Las Vegas. CPLV26% Golf course1% Non-CPLV73%

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Tenant Capital Expenditure Requirements OpCo will be required to make minimum capital expenditures as followed: Each calendar year in an amount equal to at least $100 million across all properties Each fiscal year in an amount equal to 1% of net revenue at each Facility in the prior year for installation and repairs Every three years in an amount equal to at least $495 million in the aggregate across all properties Every three years in an amount equal to at least $350 million in the aggregate across all properties, but with at least $84 million of that total being expended at Caesars Palace Las Vegas, and at least $255 million of that total being expended at other properties In addition, with respect to material alterations, expansions and new construction (i.e. exceeding $50 million), only 50% of the cost of such capital projects will be counted towards the satisfaction of such capital expenditure tests. The PropCo has a right of first offer to provide financing for such large capital projects In the event OpCo fails to satisfy any minimum capital expenditures requirement, OpCo (or OpCo Lenders on behalf of OpCo) will have the right to cure such failure be depositing the amount of such required capital expenditure in a third party escrow account or an account or an account of PropCo Landlord to be used to make such capital expenditures (provided such amounts are actually spent within 6 months), subject to reasonable extension for force majeure.

5.Overview of regional markets Client Logo Mask

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) 5.Overview of regional markets Las Vegas strip (Caesars Palace Las Vegas) Las Vegas is the premier domestic gaming destination in the U.S., as well as a major destination for international VIP players and tourism. Caesars Palace is considered by visitors as a “must see” property in Las Vegas (10,000+ daily visitors) Revenue base is solid, driven by tourism and convention business and complimented by Asian VVIP gaming activity International Ultra VIP’s consider Caesars Palace to have best-in-class service, including villas catering to this segment, high-limit gaming experience competitive with luxury counterparts as well as high-end F&B and entertainment amenities Major room renovations completed and underway will place Caesars’ room offerings on par with those of luxury competitors in the next several years F&B and entertainment offerings are considered best in class, including destination outlets and amenities such as the Forum Shops, the Colosseum, Omnia Nightclub, the Bacchanal Buffet and numerous celebrity branded F&B outlets Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. 01/2013 01/2014 01/2015 01/2016 01/2017

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Atlantic City (Caesars Atlantic City, Bally’s Atlantic City) The Atlantic City gaming market seems to be stabilizing following capacity reductions over past two years and targeted property investment focused on improving room product and hospitality amenities The Caesars property commands the second-highest fair share and WPUPD in the region The Boardwalk location of both Caesars and Bally’s contributes to seasonality in the business, with enhanced yield management strategies producing record lodging cash revenue this summer Both New CEOC properties remain profitable as a result of experienced management teams and strong cost management Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission.

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Northern Nevada (Harrah’s Lake Tahoe, Harvey’s Lake Tahoe, Harrah’s Reno) Both the Tahoe and Reno regions are highly competitive and seasonal Lake Tahoe had a strong 2016, delivering 30% YoY EBITDA growth Harrah’s and Harvey’s launched significant cap ex investment for room remodels and convention space in 2015 VIP play is a significant portion of Tahoe’s business, representing 70% of play, and gaming revenue is dominated by lodgers The Harrah’s property in Reno is one of six large properties in the region serving predominantly California customers Harrah’s proximity to lucrative annual bowling tournaments in Reno drives additional traffic Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. 01/2013 01/2014 01/2015 01/2016 01/2017

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Chicagoland (Harrah’s Joliet, Horseshoe Hammond) Chicagoland is home to 9 large commercial casinos, dispersed across the Chicago suburbs and NW Indiana, and a tribal property on the Michigan/Indiana border. Thousands of video lottery terminals located in bars, taverns, and other locations throughout Illinois have impacted the area’s casino revenues for the last several years New CEOC’s Horseshoe Hammond is the largest casino in the region, with more gaming units than any other property, and has been a leader in gaming win for a decade Horseshoe Hammond is an essential component of the New CEOC portfolio, generating the second highest revenue and EBITDA of all the properties. Competition includes properties offering hotel accommodations as well as better casino locations near affluent Chicago suburbs, such as Rivers Casino, opened in 2013 Harrah’s Joliet, at approximately half the revenue of Hammond, generates very strong margins and exhibits a significant fair share premium. Led by seasoned management with 25+ years of industry experience, Harrah Joliet is a leader in the Chicagoland region Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. 01/2013 01/2014 01/2015 01/2016 01/2017

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Council Bluffs, Iowa (Horseshoe Council Bluffs, Harrah’s Council Bluffs) Omaha, NE is the largest feeder into Council Bluffs properties - an area with a strong economy and low unemployment rates well below the national average, leading to relatively stable regional performance The two land-based New CEOC properties (on a combined basis) compete against Ameristar’s land-locked 3-level vessel; leading in both table games (4x the number of units, higher limits, more variety, units that favor VIP play) and entertainment offerings, with three unique entertainment venues Gaming tax rate of 22% is on the lower end relative to other regions New CEOC reached an agreement to end dog racing at Horseshoe at the end of 2015, leading to all-time record EBITDA margins(1) and creating space for additional development Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. (1) Due to the settlement arrangement, the cash impact is expected to be neutral. 01/2013 01/2014 01/2015 01/2016 01/2017

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Kansas City (Harrah’s North Kansas City) Kansas City, MO, a stable but highly competitive region, is the primary feeder to the Harrah’s property in North Kansas City Harrah’s recent investments in hospitality, F&B offerings and the gaming floor as well as a unique calendar of special events, has solidified the property’s leadership positon with VIP customers Experienced executives and strong cost management yields EBITDA margins among the highest in the New CEOC portfolio Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. 01/2013 01/2014 01/2015 01/2016 01/2017

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Southern Indiana/ Illinois (Horseshoe Southern Indiana, Harrah’s Metropolis) Louisville, KY represents a key feeder for New CEOC’s properties in the region, which extends through 5 states and hundreds of miles. With significant expansion in Ohio, the region has faced intense competition in recent years, showing a dip of 5% in GGR in 2014 but has seen flat to slightly positive growth since Horseshoe Southern Indiana has continued to outperform in terms of share and win per unit, and commands an impressive fair share of 127%. Its close proximity to Louisville and ties to the local community are major competitive advantages Since the conversion of Metropolis from a vessel to a dockside casino in 2014, EBITDA has improved from $13 million in 2014 to $21 million in 2016 Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. 01/2013 01/2014 01/2015 01/2016 01/2017 (30%) (10%) 10% 30% Same Store Southern Indiana / Southern Illinois

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Tunica (Horseshoe Tunica, Tunica Roadhouse Casino) Memphis locals drive approximately a third of play for New CEOC’s Tunica properties, with strong VIP play and rated trips key to the property’s performance. After consecutive years of revenue decline in the region, GGR is stabilizing At Horseshoe, VIP play is up YTD and accounted for 55% of play, with recent capital investments in F&B and the gaming floor geared towards attracting and retaining this valuable segment Seasoned management (24+ years in the industry) and cost management efforts have produced EBITDA margins among the highest in the New CEOC portfolio Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. 01/2013 01/2014 01/2015 01/2016 01/2017

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Bossier City/Shreveport (Harrah’s Louisiana Downs, Horseshoe Bossier City) The region includes a strong local component from Bossier City and Shreveport, as well as customer flow from Texas. In addition to significant supply and competition in the immediate area, resort properties in Lake Charles and Oklahoma compete for the same customers. Total regional GGR has been very stable The Horseshoe Bossier City property boasts the strongest fair share premium and largest table games offering in the region, including the only private gaming salon for $100k+ players Horseshoe’s F&B offerings are top in the region and recent capital expenditures for the hotel and pool amenities have produced strong returns Louisiana Downs’ racino operation faces considerable competition from resort properties and higher operating costs related to the horseracing operations; however, strong cost management and strong service scores driven by friendly employees have helped improve profitability YoY Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. 01/2013 01/2014 01/2015 01/2016 01/2017

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Gulf coast (Harrah’s Gulf Coast) The Biloxi, MS / Gulf Coast area is a healthy, ~$1.1 billion gaming region, showing strong gains in 2016. With significant competition, the region now includes 11 properties with the December 2015 opening of the Scarlet Pearl. Limited direct flights into the area also present challenges While most competitors focus on casinos and less on ancillary offerings, New CEOC’s Harrah’s Gulf Coast property is more well-rounded with a full complement of amenities (restaurants, pool, spa, golf, beach) The property’s hotel offering were the subject of significant recent investment, with a ~500 room, $13 million renovation having been completed in May 2016 The rebranding investment in 2014, supported by seasoned staff, improved EBITDA margins by ~800 basis points in 2015 Region map Regional GGR trends Recent Gaming Revenue Trends (YoY Rolling 1mo) ($ in millions) Source:State gaming commission. 01/2013 01/2014 01/2015 01/2016 01/2017

6.Management overview Client Logo Mask

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) 6.Management of CEC Mark Frissora became a member of CEC’s board of directors in February 2015. Mr. Frissora serves as CEC’s Chief Executive Officer and President. Mr. Frissora has 38 years of business experience that spans all levels of management and functional roles, including Chairman and CEO of two Fortune 500 companies over the last 14 years. Prior to joining CEC, he served as the Chairman and Chief Executive Officer of Hertz Global Holdings, Inc. from July 2006 until September 2014. Prior to joining Hertz in July 2006, Mr. Frissora led Tenneco, Inc. where he served as Chief Executive Officer from January 2000 to July 2006. His past positions include positions in sales, marketing and brand management at General Electric as well as senior roles overseeing supply chain, engineering and manufacturing at Tenneco and positions at Aeroquip-Vickers Corporation and Philips NV. He also serves as a director of Delphi Automotive PLC, where he is a member of their Finance Committee and a member of their Nominating and Governance Committee. Mr. Frissora previously served as a director of Walgreens Boot Alliance. Mr. Frissora holds a bachelor’s degree from The Ohio State University and has completed executive development programs at Babson College and the Thunderbird International School of Management. He is a member of the CEO Roundtables of the American Gaming Association and the U.S. Travel Association. Mr. Frissora was elected as a member of CEC’s board because of his significant operational background and his past experience in leading large, complex organizations. He also serves as the Chairman of the CEC Executive Committee. Ms. Jones Blackhurst became CEC’s Executive Vice President, Communications and Government Relations in November 2011. She served as Senior Vice President of Communications and Government Relations from November 1999 to November 2011. Prior to joining CEC, Ms. Blackhurst served as Mayor of Las Vegas from 1991 to 1999. Mr. Broome became CEC’s Executive Vice President of Public Affairs and Communications in January 2016. Prior to joining CEC, Mr. Broome served as the Executive Vice President, Corporate Affairs and Communications of Hertz Holdings and Hertz from March 2013 through July 2015. Previously, Mr. Broome served as Senior Vice President, Corporate Affairs and Communications of Hertz Holdings and Hertz from March 2008 to March 2013, and as Vice President, Corporate Affairs and Communications from August 2000 to March 2008. Name Age Position(s) Mark Frissora 61 Director, Chief Executive Officer and President Janis Jones Blackhurst 67 Executive Vice President, Communications and Government Relations Richard D. Broome 58 Executive Vice President of Public Affairs and Communications Timothy Donovan 61 Executive Vice President, General Counsel and Chief Regulatory and Compliance Officer Eric Hession 42 Executive Vice President and Chief Financial Officer Thomas Jenkin 61 Global President of Destination Markets Bob Morse 61 President of Hospitality Les Ottolenghi 55 Executive Vice President and Chief Information Officer Ruben Sigala 41 Executive Vice President and Chief Marketing Officer Mary Thomas 50 Executive Vice President, Human Resources Steven Tight 61 President, International Development

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Mr. Donovan became CEC’s Executive Vice President in November 2011, General Counsel in April 2009 and CEC’s Chief Regulatory and Compliance Officer in January 2011. He served as Senior Vice President from April 2009 to November 2011. Prior to joining CEC, Mr. Donovan served as Executive Vice President, General Counsel and Corporate Secretary of Republic Services, Inc. from December 2008 to March 2009 after a merger with Allied Waste Industries, Inc., where he served in the same capacities from April 2007 to December 2008. Mr. Donovan earlier served as Executive Vice President-Strategy & Business Development and General Counsel of Tenneco, Inc. from July 1999 to March 2007. Mr. Hession became CEC’s Executive Vice President and Chief Financial Officer in January 2015 prior to that, he was CEC’s Treasurer beginning in November 2011. Prior to becoming Senior Vice President and Treasurer in November 2011, Mr. Hession served as CEC’s Vice President and Treasurer from July 2010 to November 2011. Prior to his employment with CEC, Mr. Hession spent five years with Merck and Company, working in various capacities in Pennsylvania, North Carolina, and at their New Jersey corporate headquarters. Mr. Jenkin became CEC’s Global President of Destination Markets in May 2013. He served as President of Operations from November 2011 through May 2013. He served as Western Division President from January 2004 through November 2011. He served as Senior Vice President-Southern Nevada from November 2002 to December 2003 and Senior Vice President and General Manager-Rio from July 2001 to November 2002. Mr. Morse became CEC’s President of Hospitality in April 2014. Prior to joining CEC, he served as Chief Operating Officer for the Americas region of Intercontinental Hotel Group (“IHG”) from February 2012 through April 2014. In his prior role, he was responsible for leading IHG’s operations for franchised and managed hotels, including InterContinental Hotels & Resorts, Crowne Plaza Hotels & Resorts, Hotel Indigo, Holiday Inn Hotels & Resorts, Holiday Inn Express, Staybridge Suites and Candlewood Suites. Mr. Morse joined IHG from Noble Investment Group where he served as managing principal and Chief Operating Officer from February 2005 through October 2011. Mr. Ottolenghi became CEC’s Executive Vice President and Chief Information Officer in January 2016. Prior to joining CEC in early 2016, Mr. Ottolenghi held the same role at Las Vegas Sands Corporation from June 2013 to August 2015. Mr. Ottolenghi was also the Founder and served as CEO of Plat4m Technologies, formerly Firebox, LLC, from August 2007 to May 2013. Mr. Sigala became currently CEC’s Executive Vice President and Chief Marketing Officer in December, 2016. He previously served as Senior Vice President and Chief Analytics Officer for the Enterprise Analytics division. Mr. Sigala has been employed with CEC since August 2005 and has held various roles in Revenue Management, Business Intelligence, Planning and Analysis, and Business Strategy. Prior to joining CEC, he worked for Princess Cruises within their Analytics organization and as a consultant in Ernst and Young's National Cash Management Practice. Mr. Sigala has an MBA from Harvard Business School and a B.S. in Finance/Business Administration from the University of Kansas. Ms. Thomas became CEC’s Executive Vice President, Human Resources in November 2011. She served as CEC’s Senior Vice President, Human Resources from January 2006 to November 2011. Prior to joining CEC, Ms. Thomas served as Senior Vice President, Human Resources North America for Allied Domecq Spirits & Wines from October 2000 to December 2005. Mr. Tight became CEC’s President, International Development in July 2011. Prior to joining CEC, Mr. Tight served as Chief Executive Officer of Aquiva Development from August 2008 to August 2009 and Chief Executive Officer of Al Sharq Investment from December 2004 to July 2008. Mr. Tight earlier served as Senior Vice President International Development for the Walt Disney Company from March 2000 to April 2004 and as Vice President of Business Development from July 1996 to February 2000 and Vice President of Finance from July 1992 to June 1996.

7.Historical financial results Client Logo Mask

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) 7.Historical  financial  results A. Annual performance Source:Company financials. Note:2013-2014 restated to be pro-forma for the asset sales. In accordance with U.S. GAAP, direct operating expenses for Food & Beverage, Lodging, and Other are each adjusted for an estimated cost of providing casino promotional allowances. ($ in millions) Fiscal year ended December 31, 2012 2013 2014 2015 2016 Revenue: Gaming $3,879 $3,659 $3,485 $3,416 $3,373 Food and beverage 689 727 736 720 729 Lodging 450 460 453 469 492 Other 499 657 737 652 659 Less: Casino promotional allowances (637) (597) (595) (543) (551) Net revenue $4,880 $4,906 $4,816 $4,714 $4,702 Operating expenses: Gaming ($2,293) ($2,157) ($2,172) ($1,981) ($1,925) Food and beverage (284) (307) (310) (312) (315) Lodging (91) (101) (106) (100) (100) Total direct expenses ($2,668) ($2,565) ($2,588) ($2,393) ($2,340) G&A, facilities and other costs (1,169) (1,332) (1,432) (1,217) (1,216) Baluma Holdings – 9 29 26 21 Impact of discontinued operations 98 7 (6) – – Adj. EBITDAR $1,141 $1,025 $819 $1,130 $1,167 % margin 23% 21% 17% 24% 25% Less: Chester Downs EBITDA ($56) ($57) ($40) ($50) ($47) Less: Baluma Holdings EBITDA – (9) (29) (26) (21) Adj. Financing EBITDAR $1,085 $959 $750 $1,054 $1,100 Capital expenditures $175 $222 $223 $145 $220

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) B. Historical capital expenditures Throughout the bankruptcy, CEOC continued to invest significant amounts of capital across its property base. Capex has been spent to refresh existing hotel rooms as well as to update F&B venues and modernize the slot product. Capital has been invested meaningfully on hotel renovations. $112 million was recently spent renovating Julius (formerly Roman) and Augustus Towers at Caesars Palace. The hotel rooms were upgraded and modernized with new interiors, upgraded furnishings and bathroom fixtures. Such recapitalizations of hotel room product, particularly at Caesars Palace Las Vegas, are a high return, low risk use of capital. Similar renovations were also completed at Forum Tower (formerly Temple Tower) at Caesars Atlantic City. In 2013, CEC and IGT entered into an agreement for IGT to install video poker terminals in CEC properties across the U.S. The new machines replaced existing units in CEC-operated properties and were part of the largest gaming re-investment the company had made in 10 years. 4.5% 4.5% 3.1% 4.7% 21.6% 27.2% 12.9% 18.8% ($ in millions) % of Net revenue % of Adj. EBITDAR (1) (1) New CEOC capital expenditures 1)2013 and 2014 include corporate capital expenditures that were moved out of New CEOC following the formation of CES. Capex is expected to average ~4 – 5% of net revenue

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Primarily related to professional fees and reorganization items related to the CEOC bankruptcy Impairment related to continued weakness in visitation across some regional markets resulting largely from increased regional competition Adjustment to remove benefit of properties sold in FY14 (Bally’s Las Vegas, the Cromwell, The LINQ Hotel and Casino and Harrah’s New Orleans) as well as to include the benefit of properties closed in FY14 (Showboat Atlantic City and Harrah’s Tunica) Other includes adjustment to remove ROC Ohio termination fee in FY16 Chester Downs is an unrestricted subsidiary with its own capital structure and has therefore been excluded from Adj. Financing EBITDAR Excludes non-cash EBITDA related to ownership interest in Baluma S.A (non-guarantor), which owns and operates a casino in Uruguay (offset to above add-back) C. Adj. EBITDA reconciliation 1 2 3 4 6 5 1 2 3 4 6 5 Note:Amounts may not foot due to rounding. ($ in millions) Fiscal year ending 12/31, 2014 2015 2016 Net income/(loss) ($2,260) ($2,434) $337 Loss/(income) from discontinued operations, net of income taxes 172 13 4 Income tax expense/(benefit) (494) (26) 14 Other income, including interest income (18) (8) (47) Reorganization items – 2,615 223 (Gain)/Loss on sale of partial Subsidiary 3 – – Loss on early extinguishment of debt 115 0 – Interest expense 2,216 343 260 Income/(loss) from operations ($266) $505 $791 Depreciation and amortization $356 $347 $379 Amortization of intangible assets 49 39 28 Adjustments to include 100% of Baluma S.A. adj. EBITDA 29 26 21 Write-downs and reserves, net of recoveries 56 81 9 Acquisition and integration costs 38 6 1 Impairment of intangible assets 532 130 – Stock-based compensation expense 41 1 0 EBITDA attributable to divested / discontinued operations (74) 0 (0) Gain on interests in non-consolidated affiliates 14 (1) (2) Impact of consolidating Octavius Tower (24) (14) (14) Other 67 8 (47) Adj. EBITDAR $819 $1,130 $1,167 Less: Chester Downs adj. EBITDA ($40) ($50) ($47) Less: Baluma S.A. adj. EBITDA (29) (26) (21) Adj. Financing EBITDAR $750 $1,054 $1,100 Less: Pro forma rent expense (640) Adj. Financing EBITDA $460

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) D. Audited financial information Income Statement ($ in millions) As of December 31, 2014 2015 2016 Revenues Casino $3,678 $3,416 $3,373 Food and beverage 780 721 729 Rooms 512 469 492 Management fees 93 106 185 Other 279 256 261 Reimbursed management costs 389 291 213 Less: casino promotional allowances (638) (543) (551) Net revenues $5,093 $4,714 $4,702 Operating expenses Direct Casino $2,274 $1,981 $1,925 Food and beverage 327 312 315 Rooms 120 100 100 Property, general, administrative, and other 1,068 857 869 Reimbursable management costs 389 291 213 Depreciation and amortization 356 347 379 Write-downs, reserves, and project opening costs, net of recoveries 57 81 9 Impairment of goodwill 261 – – Impairment of tangible and other intangible assets 271 130 – (Gain)/loss on interests in non-consolidated affiliates 14 (1) (2) Corporate expense 135 67 72 Acquisition and integration costs 38 6 1 Amortization of intangible assets 49 39 29 Total operating expenses $5,359 $4,210 $3,910 Income/(loss) from operations ($266) $505 $791 Interest expense and other (contractual interest was $1,711.4 for 2016 and $1,714.0 for 2015) (2,216) (344) (260) Loss on early extinguishment of debt (115) – – Loss on partial sale of subsidiary (3) – – Other income, including interest income 18 8 47 Reorganization items – (2,615) (223) Income/(loss) from continuing operations, before income taxes ($2,581) ($2,446) $355 Income tax (expense)/benefit 494 26 (14) Income/(loss) from continuing operations, net of income taxes ($2,088) ($2,420) $341 Loss from discontinued operations, net of income taxes (172) (13) (4) Net income/(loss) ($2,260) ($2,434) $337 Less: net income attributable to noncontrolling interests (8) (8) (9) Net income/(loss) attributable to CEOC ($2,268) ($2,442) $328

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Balance Sheet ($ in millions) As of December 31, 2015 2016 Assets Current assets: Cash and cash equivalents $1,239 $1,528 Short-term investments 250 – Restricted cash 1 13 Receivables, net 314 306 Prepayments and other current assets 58 51 Inventories 32 30 Due from affiliates, net 15 104 Total current assets 1,909 2,031 Property and equipment, net 6,010 5,843 Goodwill 674 674 Intangible assets other than goodwill 2,350 2,320 Investments in and advances to non-consolidated affiliates 134 146 Restricted cash 19 20 Deferred charges and other 291 311 Assets held for sale 6 – Total assets $11,393 $11,345 Liabilities and Stockholders’ Deficit Current liabilities: Accounts payable $118 $95 Due to affiliate 32 63 Accrued expenses 581 553 Interest payable 14 14 Current portion of long-term debt 2 2 Total current liabilities 748 727 Long-term debt 370 369 Deferred income taxes 1,451 1,469 Deferred credits and other 517 514 Liabilities subject to compromise 18,869 18,471 Total liabilities $21,955 $21,550 Commitments and contingencies (Note 17) Stockholders’ equity / (deficit) Common stock: voting; $0.01 par value; 1.4 shares issued and outstanding – – Additional paid-in capital 3,425 3,440 Accumulated deficit (13,959) (13,630) Accumulated other comprehensive loss (52) (37) Total CEOC stockholders’ deficit (10,586) (10,227) Noncontrolling interests 24 21 Total stockholders’ deficit (10,562) (10,205) Total liabilities and stockholders’ deficit $11,393 $11,345

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Cash flow statement ($ in millions) Years Ended December 31, 2014 2015 2016 Cash flows from operating activities Net income/(loss) ($2,260) ($2,434) $337 Adjustments to reconcile net income/(loss) to cash flows provided by/(used in) operating activities: Loss from discontinued operations 172 13 4 Loss on early extinguishments of debt 114 – – Depreciation and amortization 405 386 408 Amortization of deferred finance costs and debt discount/premium 410 18 1 Pension expense/(benefit), net 21 (16) 25 Non-cash write-downs and reserves, net of recoveries 46 68 7 Non-cash reorganization costs – 2,397 8 Provision for bad debts 35 42 17 Loss on partial sale of subsidiary 3 – – Impairment of intangible and tangible assets 532 130 – (Gain)/loss on interests in non-consolidated affiliates 14 (1) (2) Share-based compensation expense 32 1 0 Deferred income taxes (397) (33) (6) Change in deferred charges and other (7) (65) (7) Change in deferred credits and other (1) (18) (15) Change in current assets and liabilities, net of sale of properties to affiliate in 2014: Accounts receivable 78 4 (14) Due from affiliates, net 53 8 (89) Prepayments and other current assets 18 26 8 Accounts payable (129) (7) (1) Due to affiliate 38 1 31 Inventory (2) (1) 1 Interest payable 303 (29) (0) Accrued expenses (257) (4) (29) Other 9 12 25 Cash flows provided by/(used in) operating activities ($772) $499 $709 Cash flows from investing activities Acquisitions of property and equipment, net of change in related payables ($352) ($157) ($226) Proceeds from sale of short-term investments – – 250 Short-term investment purchases – (250) – Proceeds from settlement of corporate-owned life insurance policies 4 7 – Investments in/advances to non-consolidated affiliates and other (2) (23) (16) Proceeds from sale of assets 33 1 6 Proceeds received from partial sale of subsidiary 32 – – Proceeds received for sale of subsidiaries, net 1,572 – – Proceeds from sale of equity investment – 2 – Other 6 5 1 Cash flows provided by/(used in) investing activities $1,293 ($417) $16

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Cash flow statement (cont’d) ($ in millions) Years Ended December 31, 2014 2015 2016 Cash flows from financing activities Debt repayments ($109) ($16) ($409) Distributions to noncontrolling interest owners (9) (9) (11) Proceeds from the issuance of long-term debt 1,528 – – Debt issuance costs and fees (176) – – Cash paid for early extinguishments of debt (1,719) – – Repayments of long-term debt to affiliates (301) – – Other 18 – – Cash flows used in financing activities ($767) ($25) ($420) Cash flows from discontinued operations Cash flows used in operating activities (73) (21) (4) Cash flows provided by investing activities 1 3 – Cash flows from financing activities – – – Cash flows used in discontinued operations (72) (18) (4) Net increase/(decrease) in cash, cash equivalents, and restricted cash (318) 39 301 Cash, cash equivalents, and restricted cash, beginning of period 1,538 1,220 1,259 Cash, cash equivalents, and restricted cash, end of period $1,220 $1,259 $1,561 Supplemental Cash Flow Information: Cash paid for interest, including adequate protection payments $1,671 $346 $246 Cash paid/(refunded) for income taxes 6 6 (8) Cash paid for reorganization items - operating activities – 166 232 Non-cash investing and financing activities: Change in accrued capital expenditures (45) 22 (20) Change in assets acquired through financing activities and capital leases 17 – –

Right Margin Line (align text box with this box) Left Margin Line (align text box with this box) Top Margin Line (align text box with this box) Notes to Non-GAAP information Adjusted EBITDA and / or Adjusted EBITDAR is defined as EBITDA or EBITDAR further adjusted to exclude certain non-cash and other items as exhibited in the above reconciliation, and is presented as a supplemental measure of CEC’s performance. Management believes that Adjusted EBITDA and Adjusted EBITDAR provide investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of CEC. In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of CEC. Adjusted EBITDA(R) Margin is the ratio of Adjusted EBITDA(R) to Net Revenue and is presented for the same reasons as Adjusted EBITDA noted above. Because not all companies use identical calculations, the presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.